KRAIG BIOCRAFT LABORATORIES, INC.
2723 South State St. Suite 150
Ann Arbor, Michigan 48104
(734) 619-8066

TO THE SHAREHOLDERS OF KRAIG BIOCRAFT LABORATORIES, INC.:

You are cordially invited to attend the 2019 annual shareholder meeting of Kraig Biocraft Laboratories, Inc. (the “Company” or “Kraig”) to be held at 10:00 a.m., eastern standard time, at East Lansing Marriott at University Place, 300 M. A. C. Ave, East Lansing, MI 48823, on July 24, 2019, for the purpose of considering and voting upon the following proposals:

●
To re-elect Kim Thompson (the “Director Nominees” ) to serve on the Company’s Board of Directors (the “Board ”) until the next annual shareholders meeting and until his successors are duly elected and qualified;

●	To ratify the selection of M&K CPAS, PLLC Certified Public Accountants LLP (“M&K”) as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2019;
●
To approve a reverse stock split of our issued and outstanding Class A Stock by a ratio of not less than one-for-ten and not more than one-for-forty (the “Reverse Split”) at any time prior to July 23, 2020, with the exact ratios to be set at a whole number within this range, as determined by our board of directors in its sole discretion and approve and adopt the Articles of Amendment to affect same (the “Reverse Split Proposal”);

●
To approve, by non-binding,  advisory vote, the uplisting of the Company’s Class A Common Stock, no par value (the “Class A Stock”) from the OTCQB to a national securities exchange, such as NASDAQ or NYSE:American;

●	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof; and

●
To direct the chairman of the meeting to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are not sufficient votes to approve any of the foregoing proposals.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Holders of record of the Company’s Class A Stock and Series A Preferred Stock (collectively, the “Voting Stock”) at the close of business on June 12, 2019 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of Class A Stock entitles the holder thereof to one vote; each share of Series A Preferred Stock is entitled to 200,000,000 votes. As of the date of this notice, there were 835,733,840 and 2 shares of Class A Stock and Series A Preferred Stock outstanding, respectively.

Your vote is important, regardless of the number of shares you own. Even if you plan to attend this Meeting in person, it is strongly recommended that you complete the enclosed proxy card before the meeting date, to ensure that your shares will be represented at this Meeting if you are unable to attend.

A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Class A Stock and Series A Preferred Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions and broker non-votes (i.e. shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

We are providing this notice and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the annual meeting and at any adjournments or postponements of the annual meeting.

Whether or not you plan to attend the annual meeting, we urge you to read this notice carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the annual meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the annual meeting.

I want to thank all of our shareholders as we look forward to what we believe will be an exciting future for our business.

Dated: June 25, 2019

Sincerely,

/s/ Kim Thompson
Kim Thompson
President, CEO, CFO and Director

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U. S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING NOTICE OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE NOTICE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

QUESTIONS AND ANSWERS ABOUT THIS NOTICE

Why am I receiving this notice?

This notice provides some details about the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place at 10:00 a.m., eastern standard time, at East Lansing Marriott at University Place, 300 M. A. C. Ave, East Lansing, MI 48823, on July 24, 2019.

Stockholders are being asked to consider and vote upon proposals to: (i) elect the Director Nominees to the Board to serve one-year terms, (ii) ratify the selection of M&K as our independent registered public accounting firm for 2019, (iii) approve a reverse stock split of our issued and outstanding Class A Stock by a ratio of not less than one-for-ten and not more than one-for-forty (the “Reverse Split”) at any time prior to July 23, 2020, with the exact ratios to be set at a whole number within this range, as determined by our board of directors in its sole discretion and approve and adopt the Articles of Amendment to the Company’s Articles of Incorporation to affect same (the “Reverse Split Proposal”), (iv) transact such other business as may properly come before the Meeting or any adjournment or postponement thereof and (v) direct the chairman of the meeting to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are not sufficient votes to approve any of the foregoing proposals. You are also being asked about an advisory vote regarding the uplisting of the Company’s Class A Stock to a national securities exchange.

This notice also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

In this notice, we refer to Kraig Biocraft Laboratories, Inc. as the “Company”, “Kraig,” “we”, “us” or “our.”

Who can vote at this Meeting?

Stockholders who owned shares of our Class A Stock and Series A Preferred Stock at the close of business on June 12, 2019 (the “Record Date”) may attend and vote at this Meeting. There were 835,733,840 and 2 shares of Class A Stock and Series A Preferred Stock outstanding, respectively on the Record Date. Each share of Class A Stock entitles the holder thereof to one vote; each share of Series A Preferred Stock entitles the holder thereof to 200,000,000 votes. Information about the stockholdings of our directors, executive officers and significant stockholders is contained in Section 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters of our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 29, 2019.

What is the proxy card?

The card enables you to appoint Kim Thompson as your representatives at this Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at this Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend this Meeting. Even if you plan to attend this Meeting, it is strongly recommended to complete and return your proxy card before this Meeting date just in case your plans change. If a proposal comes up for vote at this Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each of the Director Nominees listed in proposal No. 1 and “FOR” each of the other proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Olde Monmouth Stock Transfer Co., you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make an annual request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

How do I vote?

If you were a stockholder of record of the Class A Stock or Series A Preferred Stock on the Record Date, you may vote in person at the Meeting or by submitting a proxy. Each share of Class A Stock entitles the holder thereof to one vote and each share of Series A Preferred Stock entitles the holder thereof to 200,000,000 votes, in each case, on the applicable proposals.

(1)
You may submit your proxy by mail. You may submit your proxy by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●
as you instruct, and
●
according to the best judgment of the proxies if a proposal comes up for a vote at this Meeting that is not on the proxy card.

(a)
We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

(b)
If you return a signed card, but do not provide voting instructions, your shares will be voted:

●
FOR each nominee for director;
●
FOR the selection of M&K as our independent registered public accounting firm for year ending December 31, 2019;
●
FOR the approval of the Reverse Split Proposal, which includes an amendment to the Articles of Incorporation;
●
FOR the uplisting of our Class A Stock to a national securities exchange;
●
FOR the transaction of other business that may properly come before the Meeting or any adjournment or postponement thereof;
●
FOR the chairman of the meeting to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are not sufficient votes to approve any of the foregoing proposals;
●
According to the best judgment of Mr. Thompson if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2)
You may vote in person at the Meeting.  We will pass out written ballots to any stockholder of record who wants to vote at the Meeting.

What will happen if stockholders do not approve the uplisting of the Class A Stock at the Annual Meeting?

Approval of the uplisting of the Class A Stock is not a condition to uplisting the Class A Stock. The vote with respect to such proposal is an advisory vote and will not be binding on the Company. If the Board and Management determine that uplisting the Class A Stock is in the Company and shareholders’ best interest, it will attempt to uplist the Class A Stock even if the Company’s stockholders fail to approve the proposal to uplist the Class A Stock.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this notice, please complete and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;
●	signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting; or
●	attending this Meeting and voting in person.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote in person at this Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Jon Rice at Jon.Rice@kraiglabs.com or by sending a letter to the offices of the Company at 2723 S State Street Suite 150, Ann Arbor, MI 48104 with any questions about proposals described in this proxy statement or how to execute your vote.

No Right of Appraisal

None of Wyoming law, our Certificate of Incorporation or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The nominees listed below have been nominated by the Nominating and Corporate Governance Committee and approved by our Board to stand for election as directors of the Company. Unless such authority is withheld, proxies will be voted for the election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

As discussed elsewhere in this notice, we are planning to submit an application to uplist our Class A Stock to a higher exchange in the near future. To that end, we are making some changes to our corporate structure to satisfy the related listing standards of such exchange. One such standard requires that we have a majority of independent directors, which means that we need to increase the size of our board and appoint independent directors. The Company’s bylaws allow the sole director to fix the number of directors. The bylaws also state that newly created directorships resulting from any increase in the authorized number of directors may be filled by the sole director. As a result of these bylaws provisions, Mr. Thompson, as sole director shall expand the number of directorships and appoint such persons as he deems suitable for our board and that will help us to satisfy the listing standard requirements.

KIM THOMPSON

Mr. Thompson was a founder of the California law firm of Ching & Thompson which was founded in 1997 where he focused primarily on commercial litigation. He has been a partner in the Illinois law firm of McJessy, Ching & Thompson since 2004 where he also emphasizes commercial and civil rights litigation. Mr. Thompson received his bachelor’s degree in applied economics from James Madison College, Michigan State University, and his Juris Doctorate from the University of Michigan. He is the named inventor or co-inventor on a number of provisional patent applications including inventions relating to biotechnology and mechanics. Mr. Thompson is the inventor of the technology concept that lead to the forming of the Company. We believe that Mr. Thompson is well suited to serve as our director because of his knowledge of biotechnology, legal expertise and background in economics.

Vote Required

Proposal No. 1 will be approved if a plurality of the total votes properly cast in person or by proxy at the Meeting by the holders of the Voting Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

PROPOSAL NO. 2 — RATIFICTION OF SELECTION OF INDEPENDENT REGISTRED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected M&K to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

We are asking our stockholders to ratify the selection of M&K as our independent registered public accounting firm. In the event our stockholders fail to ratify the appointment, the Board may reconsider this appointment.

We have been advised by M&K that neither the firm nor any of its associates had any relationship during the last fiscal year with our company other than the usual relationship that exists between independent registered public accountant firms and their clients.  Representatives of M&K are not expected to attend the Meeting in person and therefore are not expected to be available to respond to any questions.  As a result, representatives of M&K will not make a statement at the Meeting.

Vote Required

Proposal No. 2 (the ratification of the appointment by the Audit Committee of M&K to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019) will be approved if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of the Voting Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of M&K as the independent registered public accountants of the Company.

PROPOSAL NO. 3 – THE REVERSE SPLIT
Our Board of Directors has unanimously approved, and recommended that our stockholders approve, an amendment (the “Articles of Amendment”) to our Articles of Incorporation, as amended, to effect a reverse stock split at a ratio of not less than one-for-ten and not more than one-for-forty (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by the Board of Directors, in its discretion. If the stockholders approve the Reverse Stock Split, and the Board of Directors decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on a date to be determined by the Board of Directors that will be specified in the Articles of Amendment. If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the reverse stock split will terminate and the Reverse Stock Split will not be implemented.

The Reverse Stock Split will be realized simultaneously for all outstanding Class A Stock. The Reverse Stock Split will affect all holders of Class A Stock uniformly and each stockholder will hold the same percentage of Class A Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Class A Stock and will not reduce the number of authorized shares of Class A Stock.

 Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in preparation for a potential application to uplist our Class A Stock from the OTCQB Marketplace (the “OTCQB”) to a national securities exchange, and to help attract institutional investors with minimum trading price requirements. We believe increasing the trading price of our Class A Stock will assist in our capital-raising efforts by making our Class A Stock more attractive to a broader range of investors. In addition, management believes that listing the Class A Stock on a national securities exchange will offer a variety of benefits to both the Company and its stockholders, including the removal of restrictions that currently prohibit many investors from investing in companies like ours that are traded on the OTCQB, and enhanced financial and governance requirements that could make our Class A Stock more attractive to a larger pool of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

In the event we do pursue a listing on a national securities exchange, we believe that the Reverse Stock Split is our best option to meet one of the criteria to obtain an initial listing. As an example, the Nasdaq Capital Market requires, among other criteria, an initial bid price of least $4.00 per share and, following initial listing, maintenance of a continued price of at least $1.00 per share. On June 24, 2019, the last reported sale price of our Class A Stock on the OTCQB was $0.384 per share. A decrease in the number of outstanding shares of our Class A Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that our per share market price of our Class A Stock remains above the required price. However, we cannot provide any assurance (i) that we will pursue a listing on a national securities exchange, or (ii) even if we do, that our minimum bid price would remain over the minimum bid price requirement of such exchange following the Reverse Stock Split.

 In addition, we believe that the low per share market price of our Class A Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Class A Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Class A Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.

Further, we believe that a higher stock price could help us establish business development relationships with other companies. Theoretically, decreasing the number of shares of Class A Stock outstanding should not, by itself, affect our reputation in our business community. In practice, however, we believe that potential business development partners may be less confident in the prospects of a company with a low stock price, and are less likely to enter into business relationships with a company with a low stock price. If the Reverse Stock Split successfully increases the per share price of our Class A Stock, we believe this may increase our ability to attract business development partners.

We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Class A Stock, we believe this increase will enhance our ability to attract and retain employees and service providers.

We hope that the decrease in the number of shares of our outstanding Class A Stock as a consequence of the reverse stock split, and the anticipated increase in the price per share, will encourage greater interest in our Class A Stock by the financial community and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Class A Stock begins a declining trend after the Reverse Stock Split is effected.

The Board of Directors believes that stockholder adoption of a range of Reverse Stock Split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company. In determining a ratio following the receipt of stockholder adoption, the Board of Directors (or any authorized committee of the Board of Directors) may consider, among other things, factors such as:

i.
the historical trading price and trading volume of our Class A Stock;
ii.
the number of shares of our Class A Stock outstanding;
iii.
the then-prevailing trading price and trading volume of our Class A Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Class A Stock;
iv.
the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;
v.
the listing requirements of any applicable securities exchange; and
vi.
prevailing general market and economic conditions.
              The Board of Directors (or any authorized committee of the Board of Directors) reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company.

Reverse Stock Split Amendment to the Certificate of Incorporation

If the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it, the following paragraph shall be added after the last sentence of Article III and IV of our Certificate of Incorporation, as amended:

“Upon the effectiveness of this Articles of Amendment to the Certificate of Incorporation of the Corporation, as amended, each [ ] shares of Class A Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined (the “Reverse Stock Split”) into one (1) validly issued, fully paid and non-assessable share of Class A Stock (referred to in this paragraph as the “New Class A Stock”). The Class A Stock shall continue to have no par value following the Reverse Stock Split. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall round up any such fractional share to the nearest whole share. Each certificate that immediately prior to the Effective Time represented shares of Class A Stock (an “Old Certificate”) shall thereafter represent that number of shares of Class A Stock into which the shares of Class A Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. Each certificate that immediately prior to the Effective Time represented shares of Class A Stock (an “Old Certificate”) shall thereafter represent that number of shares of Class A Stock into which the shares of Class A Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. If more than one Old Certificates shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company determines that a holder of Old Certificates has not tendered all his, her or its certificates for exchange, the Company shall carry forward any fractional shares until all certificates of that holder have been presented for exchange. The Old Certificates surrendered for exchange shall be properly endorsed and otherwise in proper form for transfer.”

The Articles of Amendment attached hereto as Appendix A reflects the changes that will be implemented to our Certificate of Incorporation, as amended if the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the Reverse Stock Split and the Board of Directors implements the Reverse Stock Split, we will amend the existing provision of Article III and IV of our Certificate of Incorporation, as amended in the manner set forth above.

As of the Record Date, the Company had: unlimited authorized shares of Class A Stock, of which 835,733,840 were issued and outstanding, unlimited shares of Class B common stock, of which none are issued and outstanding (Class B common stock do not have any voting rights) and unlimited authorized shares of preferred stock of which 2 shares have been designated as Series A Convertible Preferred Stock of which 2 shares were issued and outstanding. By approving this amendment, the number of issued and outstanding shares of Class A Stock, (as well as the number of shares of Class A Stock underlying any options, warrants, convertible debt or other derivative securities), will be reduced to a number that will be approximately equal to the number of shares of Class A Stock issued and outstanding, immediately prior to the effectiveness of the Reverse Split, divided by ten (10) or up to forty (40) as decided by the Board; the number of shares issuable upon conversion of the Series A Preferred Stock will not be impacted by the Reverse Split. The Articles of Amendment to be filed with the Secretary of State of the State of Wyoming will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Class A Stock and the exchange ratio will be the same for all issued and outstanding shares of Class A Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, subject to the provisions for elimination of fractional shares, as described in the section titled “Fractional Shares,” below. Class A Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and with the exception of the number of shares issued and outstanding, the rights and preferences of the shares of Class A Stock prior and subsequent to the Reverse Split will remain the same. It is not anticipated that the Company's financial condition, the percentage ownership of management, the number of stockholders, or any aspect of the Company's business will materially change, as a result of the Reverse Split.

Following the Reverse Stock Split, our Class A Stock will continue to be quoted on The OTCQB Market, under the symbol “KBLB,” although it would receive a new CUSIP number.

Based on our current Articles of Incorporation, we are permitted to authorize an unlimited number of Class A Stock and therefore the Reverse Stock Split will not have any impact on the number of authorized shares of Class A Stock that are not issued or outstanding.

The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our Class A Stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of Class A Stock or other securities convertible into Class A Stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

Each share of Class A Stock entitles the holder thereof to one vote and each share of Series A Preferred Stock is entitled to 200,000,000 votes. While the Reverse Stock Split will not impact the number of authorized or outstanding shares of Series A Preferred Stock, nor the number of shares of Class A Stock issuable upon conversion of the Series A Preferred Stock, the voting power of the Series A Preferred Stock will significantly outweigh the total voting power of the Class A Stock outstanding after the Reverse Stock Split, which will enable the holders of the Series A Preferred Stock to effect certain actions even if the Class A Stock does not agree to same.

Assuming Reverse Split ratios of 1-for-10, 1-for-20, and 1-for-40, which reflect the low end, middle and high end of the range that our Board approved, the effect of the Reverse Split on our outstanding Class A Stock follows:

	Shares of Stock Outstanding
	Before Stock Split	Post Reverse Stock Split Ratio of 1 to 10	Post Reverse Stock Split Ratio of 1 to 20	Post Reverse Stock Split Ratio of 1 to 40
Class A Stock	835,733,840	83,573,384	41,786,692	20,893,346
Series A Preferred Stock	2*	2*	2*	2*

*The Series A Preferred Stock is convertible into an aggregate of 2 shares of Class A Stock. The Series A Preferred Stock is entitled to an aggregate of 400,000,000 votes.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board of Directors still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board of Directors will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on the date specified in the Articles of Amendment as filed with the office of the Secretary of State of the State of Wyoming (the “effective time”). The Board of Directors will determine the exact timing of the filing of the Articles of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

Except as described below under the section titled “Fractional Shares,” at the effective time, each whole number of issued and outstanding pre-reverse split shares that the Board of Directors has determined will be combined into one post-reverse split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Class A Stock, and each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the effective time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will, in lieu of a fractional share, upon surrender to the exchange agent of certificate(s) representing such pre-split shares, receive one full share.

Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split will increase the market price for our Class A Stock. The history of similar stock split combinations for companies in like circumstances is varied, and the market price of our Class A Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

(a)
A reverse stock split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 60 shares of our common stock. These odd lots may be more difficult to sell than shares of our common stock in even multiples of 60.

(b)
The authorized but unissued shares of our common stock could be issued by the Board of Directors without further stockholder approval, which could result in dilution to the current holders of our common stock.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our Class A Stock owned in book-entry form.

 Certificated Shares

As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Principal Effects of Reverse Stock Split on Outstanding Options, Warrants, and Option Plans

As of the Record Date, there were outstanding stock options to purchase an aggregate of 58,595,918 shares of our Class A Stock with a weighted average exercise price of $0.0302 per share. When the Reverse Stock Split becomes effective, the number of shares of Class A Stock covered by such options will be reduced to between and including ten and forty of the number currently covered, and the exercise price per share will be increased by between and including ten and forty times the current exercise price, resulting in the same aggregate price being required to be paid therefor upon exercise thereof as was required immediately preceding the Reverse Stock Split.

In addition, the number of shares of Class A Stock and number of shares of Class A Stock subject to stock options or similar rights authorized under the Company’s stock option plans will be proportionately adjusted by the Board of Directors and the Compensation Committee for the reverse stock split ratio, such that fewer shares will be subject to such plans. Further, the Board of Directors will proportionately adjust the per share exercise price under such plans to reflect the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split will not affect the Class A Stock capital account on our balance sheet. However, because the par value of our Class A Stock will remain unchanged at the effective time of the split, the components that make up the Class A Stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board of Directors decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our Class A Stock will be increased because there will be fewer shares of Class A Stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.

Effect on Par Value

The proposed amendment to our Certificate of Incorporation will not affect the par value of our Class A Stock, which will remain at nil.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

 Material United States Federal Income Tax Consequences of the Reverse Stock Split

 Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.

 Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Class A Stock and Mr. Thompson’s ownership of Series A Preferred Stock.

 Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Articles of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Wyoming of the Articles of Amendment, even if the authority to effect these amendments is approved by our stockholders at the annual meeting. By voting in favor of a Reverse Stock Split, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Vote Required

Proposal No. 3 (the ratification of the Reverse Split) will be approved if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of the Voting Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the Reverse Split.

PROPOSAL 4 - ADVISORY, NON-BINDING VOTE TO UPLIST THE COMPANY’S CLASS A STOCK,
FROM THE OTCQB TO A NATIONAL SECURITIES EXCHANGE

We refer to the disclosure contained above in Proposal 3 regarding the reasons for and benefits of uplisting to a National Securities Exchange. While we are not required to seek shareholder approval to uplist our Class A Stock, we believe it is prudent to do so and therefore request that you approve, by a non-binding, advisory vote, the uplisting of our Class A Stock should the Board decide it is in the Company and shareholders’ best interest to do so.

Vote Required

Proposal No. 4 (uplist to a National Securities Exchange) will be approved, by non-binding, advisory vote, if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of the Voting Stock vote “FOR” the proposal. Because the vote is advisory in nature only, it will not be binding on the Company. Accordingly, we may proceed to uplist the Class A Stock regardless of the outcome of the advisory vote.

Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification and approval of uplisting the Company’s Class A Stock to a national securities exchange.

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Annual Report

The Company’s Annual Report for the year ended December 31, 2018 is available on the SEC’s website at www.sec.gov.  The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2018.  The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

Form of Proxy Card

KRAIG BIOCRAFT LABORATORIES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
July 24, 2019

The undersigned hereby appoints Kim Thompson (the “Proxy”), with the power to appoint a substitute, and hereby authorizes the Proxy to represent and vote, as designated below, all the shares of Kraig Biocraft Laboratories, Inc. (the “Company”) held of record by the undersigned at the close of business on June 12, 2019 at the annual meeting of shareholders to be held to be held at 10:00 a.m., eastern standard time, at East Lansing Marriott at University Place, 300 M. A. C. Ave, East Lansing, MI 48823 on July 24, 2019, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
PROPOSALS 1 – 6 SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1- Director Elections – Mr. Kim Thompson.

For	Against	Abstain
☐	☐	☐
PROPOSAL 2- Ratify M&K as the Company’s independent registered public accounting firm.

For	Against	Abstain
☐	☐	☐
PROPOSAL 3- Reverse Stock Split.
For	Against	Abstain
☐	☐	☐
PROPOSAL 4- Uplist to a national securities exchange (this is an advisory vote).
For	Against	Abstain
☐	☐	☐
PROPOSAL 5-Transact other business at the Meeting.
For	Against	Abstain
☐	☐	☐
PROPOSAL 6-Adjourment of the Meeting
For	Against	Abstain
☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you intend to attend this meeting     ☐ YES             ☐ NO

Signature of Shareholder:	______________________________

Date:	______________________________

Name shares held in (Please print): ____________________	Account Number (if any): ____________________________

No. of Shares Entitled to Vote: _______________________	Stock Certificate Number(s): _________________________

Note:
Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:	______________________________________________________

______________________________________________________

Shareholder’s Signature __________________________________________________

 Shareholder’s Signature ___________________________________________________

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO KRAIG BIOCRAFT LABORATORIES 2723 S. STATE ST. SUITE 150 ANN ARBOR, MI 48104. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2, 3, 4, 5 AND 6 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

APPENDIX A

ARTICLES OF AMENDMENT OF
KRAIG BIOCRAFT LABORATORIES, INC.
A PROFIT CORPORATION
June [ ], 2019

The following is added to the end of Article III and Article IV:

“Upon the effectiveness of this Articles of Amendment to the Certificate of Incorporation of the Corporation, as amended, each [ ] shares of Class A Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Class A Stock (the “Reverse Stock Split”). The Class A Stock shall continue to have no par value following the Reverse Stock Split. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall round up any such fractional share to the nearest whole share. Each certificate that immediately prior to the Effective Time represented shares of Class A Stock (an “Old Certificate”) shall thereafter represent that number of shares of Class A Stock into which the shares of Class A Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. If more than one Old Certificates shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company determines that a holder of Old Certificates has not tendered all his, her or its certificates for exchange, the Company shall carry forward any fractional shares until all certificates of that holder have been presented for exchange. The Old Certificates surrendered for exchange shall be properly endorsed and otherwise in proper form for transfer.”

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